Exhibit 10.18
                           EAGLE FOOD CENTERS, INC.
                           1995 STOCK INCENTIVE PLAN

                           Effective Date:  June 21, 1995

     1. Purpose. The purpose of the Plan is to provide additional incentive to those officers, employees, advisors, consultants and nonemployee members of the Board of Directors of the Company and its Subsidiaries whose substantial contributions are essential to the continued growth and success of the Company's business in order to strengthen their commitment to the Company and its Subsidiaries, to motivate such officers and employees to faithfully and diligently perform their assigned responsibilities and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. An additional purpose of the Plan is to build a proprietary interest among the Company's Non-Employee Directors and thereby secure for the Company s stockholders the benefits associated with common stock ownership by those who will oversee the Company's future growth and success. To accomplish such purposes, the Plan provides that the Company may grant Incentive Stock Options, Nonqualified
Stock Options, Non-Employee Director Options, Restricted
Stock, Stock Bonuses or Stock Appreciation Rights. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Exchange Act.

     2.   Definitions.  For purposes of this Plan:

 (a) "Advisor" or "Consultant" means an advisor or consultant who is an independent contractor with respect to the Company, and who provides bona fide services
(other than in connection with the offer or sale of securities in a capital raising transaction) to the executive officers or Board of Directors with regarding to major functions, positions or operations of the Company's business; who is not an employee, officer, director or holder of more than 10% of the outstanding voting securities of the Company; and whose services the Committee determines is of vital importance to the overall success of the Company.

 (b)  Agreement  means the written agreement
evidencing the grant of an Award and setting forth the terms and conditions thereof.

 (c) Award means, individually or collectively, a grant under this Plan of Options, Stock Appreciation
Rights, Restricted Stock or Stock Bonuses.

 (d) Board means the Board of Directors of the Company.

 (e) Change in Capitalization means any increase, reduction, or change or exchange of Shares for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of Shares, repurchase of Shares, change in corporate structure or otherwise.

 (f) Change in Control shall be deemed to have occurred if the conditions set forth in any one or more of the following paragraphs shall have been satisfied:

          (i) any person (as defined in Sections 13(d) and 14(d) of the Exchange Act) (other than Odyssey Partners, L.P. or other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of Shares of the Company), is or becomes the Beneficial Owners, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company s then outstanding securities; or

          (ii) the stockholders of the Company approve (a) a plan of complete liquidation of the Company; or (b) an agreement for the sale or disposition of all or substantially all the Company s assets; or (c) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation; or

          (iii) the Board of Directors agrees by a two-third
(2/3) vote, that a Change in Control of the Company has occurred, or is about to occur and, within six (6) months, actually does occur.

     However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if that Participant is a material equity participant of a purchasing group which consummates the Change in Control transaction. A Participant shall be deemed a material equity participant for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than 3% of the Shares of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the disinterested Directors).

 (g) Code means the Internal Revenue Code of 1986, as amended.

 (h) Committee means a committee appointed by the Board to administer the Plan and to perform the functions set forth herein. Unless otherwise determined by the Board, the Committee shall be the Compensation Committee of the Board.

 (i) Company means Eagle Food Centers, Inc., an Iowa corporation, or any successor thereto.

 (j) Disability means the inability, due to illness or injury, to engage in any gainful occupation for which the individual is suited by education, training or experience, which condition continues for at least six
(6) months.

 (k) Eligible Employee means any officer, employee, advisor or consultant, of the Company or a Subsidiary or Parent of the Company designated by the Committee as eligible to receive Awards subject to the conditions set forth herein.

 (l) Exchange Act means the Securities Exchange Act of 1934, as amended.

 (m) "Executive Officer" shall mean an officer of the Company named by the Board of Directors as an executive officer for purposes of required reporting under Section
16 of the Exchange Act.

 (n) Fair Market Value means the fair market value of the Shares as determined by the Committee in its sole discretion; provided, however, that (A) if the Shares are the admitted to trading on a national securities exchange, the Fair Market Value on any date shall be the last sale price reported for the Shares on such exchange on such date or on the last date preceding such date on which a sale was reported, (B) if the Shares are admitted to quotation on the National Association of Securities
Dealers Automated Quotation System ( NASDAQ ) or other comparable quotation system and have been designated as a National Market System ( NMS ) security, the Fair
Market Value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported or (C) if the Shares are admitted to quotation on NASDAQ and have not been designated an NMS security, or the Shares are traded in the non-NASDAQ over the counter market, the Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the shares on such system or market on such date.

 (o) Incentive Stock Option means an Option within the meaning of Section 422 of the Code.

 (p) Non-Employee Director means a member of the Board who is not an employee of the Company or a Subsidiary.

 (q) Non-Employee Director Option means an Option granted under Section 11 hereof.

 (r) Nonqualified Stock Option means an Option, including a Non-Employee Director Option, that is not an Incentive Stock Option.

 (s)  Option  means an Incentive Stock Option, a
Nonqualified Stock Option, or either or both of them, as the context requires.

 (t) Participant means a person to whom an Award has been granted under the Plan.

 (u) Parent means any corporation in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock of one of the other corporations in such chain.

 (v) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is restricted in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and is subject to a substantial risk of forfeiture, as provided in Section 10 below.

 (w)  Plan  means the Eagle Food Centers, Inc. 1995
Stock Incentive Plan, as amended from time to time.

 (x) "Restricted Stock" means a Stock Award granted to a Participant pursuant to Section 10 below which the Committee has determined should be subject to one or more restrictions on transfer for a specified Period of Restriction.

 (y)  Securities Act  means the Securities Act of
1933, as amended.

 (z) Shares means shares of the common stock, $.01 par value per share, of the Company (including any new, additional or different stock or securities resulting from a Change in Capitalization), as the case may be.

 (aa) Stock Appreciation Right means a right to receive all or some portion of the increase in the value of Shares as provided in Section 7 hereof.

 (bb) "Stock Bonus" shall mean a grant of Shares to an Employee, Advisor or Consultant pursuant to Section
10 below.

 (cc)      Subsidiary  means any corporation in an
unbroken chain of corporations, beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing
50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

 (dd)      Ten-Percent Stockholder  means an Eligible
Employee, who, at the time an Incentive Stock Option is to be granted to such Eligible Employee, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary within the meaning of Sections 424(e) and 424(f), respectively, of the Code.

     3.   Administration.

 (a) The Plan shall be administered by the Committee, which Committee shall at all times satisfy the provisions of Rule 16b-3 under the Exchange Act. The Committee shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, Options, or Stock Appreciation Rights, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation. The Company shall pay all expenses incurred in the administration of the Plan.

 (b) Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

    (i) to determine those Eligible Employees to whom Awards shall be granted under the Plan and the number of Shares subject to such Awards to be granted to each Eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Award , including the purchase price per share of each Award ;


    (ii)to construe and interpret the Plan, the Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, and (subject to the provisions of Section 13 below) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company or a Subsidiary or Parent, and the Participants, as the case may be;

    (iii) to determine the duration and purposes for leaves of absence which may be granted to a Participant without constituting a termination of employment or service for purposes of the Plan; and

    (iv) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

     4.   Stock Subject to Plan.

 (a) The maximum number of Shares that may be issued or transferred pursuant to Awards granted under this Plan is 2,000,000 (or the number and kind of shares of stock or other securities that are substituted for those Shares or to which those Shares are adjusted upon a Change in Capitalization), and the Company shall reserve for the purposes of the Plan, out of its authorized but unissued
Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

 (b) Whenever any outstanding Award or portion thereof expires, is canceled or is otherwise terminated (other than by exercise of the Award ), the Shares allocable to the unexercised portion of such Award may again be the subject of Awards hereunder, to the extent permitted by Rule 16b-3 under the Exchange Act.

     5. Eligibility. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Employees who will receive
Awards.

     6. Options. The Committee may grant Options in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. Each Option and Agreement shall be subject to the following conditions:

 (a) Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be set forth in the Agreement; provided, however, that the purchase price per Share under each Nonqualified Stock Option shall not be less than 50% of the Fair Market Value of a Share at the time the Option is granted, 100% in the case of an Incentive Stock Option generally and 110% in the case of an Incentive Stock Option granted to a Ten-Percent
Stockholder.

 (b) Duration. Options granted hereunder shall be for such term as the Committee shall determine; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted
(five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). The Committee may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

 (c) Non-transferability. No Option granted hereunder shall be transferable by the Participant to whom such Option is granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Participant only by the Participant or such Participant's guardian or legal representative. The terms of such Option shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the Participant.

 (d) Vesting. Subject to subsection 6(e) below, unless otherwise provided herein or set forth in the Agreement, each Option shall become exercisable as to 33
1/3 percent of the Shares covered by the Option on the first anniversary of the date the Option was granted and as to an additional 33 1/3 percent of the Shares covered by the Option on each of the following two (2) anniversaries of such date of grant. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

 (e) Accelerated Vesting. Notwithstanding the provisions of subsection 6(d) above, each Option granted to a Participant shall become immediately exercisable in full upon the occurrence of a Change in Control.

 (f) Termination of Employment. In the event that a Participant ceases to be employed by the Company or any Subsidiary, any outstanding Options held by such Participant shall, unless the Agreement evidencing such Option provides otherwise, terminate as follows:

    (i) If the Participant's termination of employment is due to his death or Disability, the Option (to the extent exercisable at the time of the Participant's termination of employment) shall be exercisable for a period of one (1) year following such termination of employment, and shall thereafter terminate; and

    (ii) If the Participant's termination of employment is for any other reason (including a Participant's ceasing to be employed by a subsidiary as a result of the sale of such Subsidiary or an interest in such Subsidiary), the Option (to the extent exercisable at the time of the Participant's termination of employment) shall be exercisable for a period of thirty (30) days following such termination of employment, and shall thereafter terminate.

Notwithstanding the foregoing, the Committee may provide, either at the time an Option is granted or thereafter, that the Option may be exercised after the periods provided for in this Section 6(f), but in no event beyond the term of the Option.

 (g) Method of Exercise. The exercise of an Option shall be made only by a written notice delivered to the Secretary of the Company at the Company's principal executive office, specifying the number of shares to be purchased and accompanied by payment therefore and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check, or, at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by transferring Shares to the Company or by such other method as the Committee may determine. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair
Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Participant shall deliver the Agreement evidencing the Option or the Agreement evidencing any Stock Appreciation
Right to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Participant. Not less than 100 Shares may be purchased at any time upon the exercise of an Option unless the number of Shares so purchased constitutes the total number of Shares then purchasable under the Option.

 (h) Rights of Participants. No Participant shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof,
(ii) the Company shall have issued and delivered the Shares to the Participant, and (iii) the Participant's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Participant shall have full voting, dividend and other ownership rights with respect to such Shares.

     7. Stock Appreciation Rights. The Committee may, in its discretion, grant a Stock Appreciation Right alone (a
 Free Standing Stock Appreciation Right ) or in conjunction with the grant of an Option (a Related Stock
Appreciation Right ), in either case, in accordance with the Plan, and the terms and conditions of such Stock
Appreciation Right shall be set forth in an Agreement.  A
Related Stock Appreciation Right shall cover the same
Shares covered by the related Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 7 be subject to the same terms and conditions as the related Option.

 (a) Grant of Stock Appreciation Rights.

(i)  Time of Grant of Related Stock Appreciation
 Right. A Related Stock Appreciation Right may be granted either at the time of grant, or at any time thereafter during the term of the Option; provided, however, that Related Stock Appreciation Rights related to Incentive Stock Options may only be granted at the time of grant of the Option.

(ii) Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares covered by each Free Standing Stock
 Appreciation Right shall be set forth in the Agreement; provided, however, that the purchase price per Share under each Free Standing Stock Appreciation
 Right shall not be less than 50% of the Fair Market
 Value of a Share at the time the Free Standing Stock
 Appreciation Right is granted. The purchase price or the manner in which the purchase price is to be determined for Shares covered by each Related Stock
 Appreciation Right shall be set forth in the Agreement for the related Option.

(iii) Payment. A Stock Appreciation Right shall entitle the holder thereof, upon exercise of the Stock Appreciation Right or any portion thereof, to receive payment of an amount computed pursuant to
 Section 7 (a) (vi) below.

(iv) Exercise.  Free Standing Stock Appreciation
 Rights generally will be exercisable at such time or times, and may be subject to such other terms and conditions, as shall be determined by the Committee, in its discretion, and such terms and conditions shall be set forth in the Agreement; provided, however, that no Free Standing Stock Appreciation
 Right shall be exercisable after the expiration of ten (10) years from the date it is granted. No Free
 Standing Stock Appreciation Right granted hereunder shall be transferable by the Participant to whom such right is granted otherwise than by will or the laws of descent and distribution, and a Free Standing
 Stock Appreciation Right may be exercised during the lifetime of such Participant only by the Participant or such Participant's guardian or legal representative. The terms of such Free Standing
 Stock Appreciation Right shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the Participant.

 Subject to subsection 7(a)(v) below, a Related Stock
 Appreciation Right shall be exercisable at such time or times and only to the extent that the related
 Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Related Stock Appreciation Right granted in conjunction with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock
 Option.

(v) Accelerated Vesting. Notwithstanding the provisions of subsection 7(a)(iv) above, each Stock
 Appreciation Right granted to a Participant shall become immediately exercisable in full upon the occurrence of a Change in Control.

(vi) Amount Payable.  Upon the exercise of a Stock
 Appreciation Right, the Participant shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over (i) with respect to a Related Stock Appreciation
 Right, the per Share purchase price under the related
 Option, and (ii) with respect to a Free Standing
 Stock Appreciation Right, the per Share purchase price set forth in the Agreement, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit at the time it is granted.

(vii)     Treatment of Related Options and Related Stock
 Appreciation Rights Upon Exercise. Upon the exercise of a Related Stock Appreciation Right, the related
 Option shall be canceled to the extent of the number of Shares as to which the Related Stock Appreciation
 Right is exercised and upon the exercise of an Option granted in conjunction with a Related Stock
 Appreciation Right, the Related Stock Appreciation
 Right shall be canceled to the extent of the number of Shares as to which the related Option is exercised or surrendered.

(b) Method of Exercise. Stock Appreciation Rights shall be exercised by a Participant only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Participant shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and with respect to a Related Stock
Appreciation Right, the Agreement evidencing any related
Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement or Agreements to the Participant.

(c) Form of Payment. Payment of the amount determined under Sections 7(a)(vi) above, may be made solely in whole Shares in a number determined based upon their Fair
Market Value on the date of exercise of the Stock
Appreciation Right or, alternatively, at the sole discretion of the Committee, solely in cash, or in a combination of cash and Shares as the Committee deems advisable. In the event that a Stock Appreciation Right is exercised within the sixty-day period following a Change in Control, any amount payable shall be solely in cash. If the Committee decides to make full payment in Shares, and the amount payable results in a fractional
Share, payment for the fractional Share will be made in cash. Notwithstanding the foregoing, to the extent required by Rule l6b-3 under the Exchange Act, no payment in the form of cash may be made upon the exercise of a Stock Appreciation Right pursuant to Section 7(a)(vi) above, to an officer of the Company or a Subsidiary who is subject to Section 16(b) of the Exchange Act, unless the exercise of such Stock Appreciation Right is made during the period beginning on the third business day and ending on the twelfth business day following the date of release for publication of the Company's quarterly or annual statements of earnings.

     8.   Loans.

(a) The Company or any Parent or Subsidiary may make loans to a Participant in connection with the exercise of an Option, subject to the following terms and conditions and such other terms and conditions not inconsistent with the Plan including the rate of interest, if any, as the Committee shall impose from time to time.

(b)  No loan made under the Plan shall exceed the sum of
(i) the aggregate purchase price payable pursuant to the Option with respect to which the loan is made, plus (ii) the amount of the reasonably estimated income taxes payable by the Participant with respect to the exercise of the Option reduced by (iii) the aggregate par value of the Shares being acquired pursuant to exercise of the Option. In no event may any such loan exceed the Fair
Market Value, at the date of exercise, of the Shares received pursuant to such exercise.

(c) No loan shall have an initial term exceeding ten (l0) years; provided, however, that loans under the Plan shall be renewable at the discretion of the Committee; and provided, however, that the indebtedness under each loan shall become due and payable, as the case may be, on a date no later than (i) one (1) year after termination of the Participant's employment due to death or disability, or (ii) the date of termination of the Participant's employment for any reason other than death or disability.

(d) Loans under the Plan may be satisfied by a Participant, as determined by the Committee, in cash or, with the consent of the Committee, in whole or in part by the transfer to the Company of Shares whose Fair Market
Value on the date of such payment is equal to part or all of the outstanding balance of such loan.

(e) A loan shall be secured by a pledge of Shares with a Fair Market Value of not less than the principal amount of the loan. After any repayment of a loan, pledged
Shares no longer required as security may be released to the Participant.

(f) Every loan shall meet all applicable laws, regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

     9.   Adjustment Upon Changes in Capitalization.

(a) In the event of a Change of Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the maximum number and class of shares of stock with respect to which Awards may be granted under the Plan, and to the number and class of shares of stock as to which Awards have been granted under the Plan, and the purchase price therefor, if applicable.

(b) Any such adjustment in the Shares or other securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

     10.  Stock Bonuses.

(a) Grant of Stock Bonuses. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares to Employees, Advisors and Consultants either outright or subject to such restrictions as the Committee shall determine pursuant to this Section 10, and in such amounts as the Committee shall determine.

(b)  Restricted Stock Agreement.  If the Committee grants
Shares subject to restrictions, each such grant shall be evidenced by a Restricted Stock Agreement that shall specify the Period of Restriction, or Periods, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

(c)  Transferability.  Except as provided in this Section
10, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable
Period of Restriction established by the Committee and specified in the Restricted Stock Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. However, in no event may any Restricted Stock granted under this Plan to an Executive Officer or Director become vested in a Participant prior to twelve (12) months following the date of its grant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only by such Participant.

(d) Other Restrictions. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions based upon the achievement of specific (Company-wide, divisional, and/or individual) performance goals, and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

(e) Certificate Legend. In addition to any legends placed on certificates pursuant to subsection 10(d), each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

 "The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Eagle Food Centers, Inc. 1995 Stock Incentive Plan and in a Restricted Stock Agreement dated
 ____________.  A copy of the Plan and such Restricted
 Stock Agreement may be obtained from the Secretary of Eagle Food Centers, Inc."

(f) Removal of Restrictions. Except as otherwise provided in this Section, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by subsection 10(e) removed from his Stock certificate.

(g)  Voting Rights.  During the Period of Restriction,
Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

(h) Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted
Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares of Stock, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(i) Termination of Employment. In the event that a Participant experiences a termination of employment with the Company for any reason, including death, Disability, or retirement, (as defined under the then-established rules of the Company), any and all of the Participant's
Shares of Restricted Stock still subject to restrictions as of the date of termination shall automatically be forfeited and returned to the Company; provided, however, that the Committee, in its sole discretion, may waive the restrictions remaining on any or all Shares of Restricted
Stock, pursuant to this Section 10, and add such new restrictions to those Shares of Restricted Stock as it deems appropriate.


     11. Non-Employee Director Options. Notwithstanding any of the other provisions of the Plan to the contrary, the provisions of this Section 11 shall apply to grants of Options to Non-Employee Directors. Except as set forth in this Section 11, the other provisions of the Plan shall apply to Non-Employee Director Options to the extent not inconsistent with this Section.

(a) General. Non-Employee Directors may elect annually to receive payment of all or any portion of the fees for their services as Directors in the form of options ( Non-
Employee Director Options ) to acquire Company Common
Stock in accordance with this Section 11 and may not be granted Stock Appreciation Rights or Incentive Stock
Options under this Plan. Non-Employee Directors may elect annually to receive the compensation for services as a Director for the following year (not including reimbursement of expenses) in the form of Non-Employee
Director Options. The Non-Employee Director Options will be granted at the commencement of the 12-month period for which the election has been made. The number of Non-
Employee Director Options granted to an electing non-employee Director in any year shall be an amount whose value, as determined by an independent valuation expert retained by the employee members of the Board of Directors, is equivalent on the date of grant to the cash compensation which the Director would otherwise have been entitled to receive for the year. No Agreement with any Non-Employee Director may alter the provisions of this Section and no Non-Employee Director Option may be subject to a discretionary acceleration of exercisability.

(b) Initial Election. On the effective date of this Plan, each Non-Employee Director may elect as of such date to receive Non-Employee Director Options for the year period commencing on that date.

(c)  Election by New Non-Employee Directors.  Each Non-
Employee Director who, after the effective Date of this Plan, is elected or appointed to the Board for the first time will, at the time such director is elected or appointed, be able to elect to receive Non-Employee
Director Options for the year period commencing on the date of election.

(d) Vesting. Non-Employee Director Options shall become exercisable one year after the date of grant (or such longer period as the employee members of the Board of Directors may set) and shall be exercisable at a price equal to the market price of the Company s Common Stock at the close of business on the day prior to the date of grant. Non-Employee Director Options shall become immediately exercisable upon a Director s death, disability or upon a Change in Control. If a Director s tenure ends for a reason other than death, disability or Change in Control, then the number of Non-Employee
Director Options granted for the year in which the tenure ends shall be reduced to reflect the amount of compensation actually earned by the Director in that year and the remaining Non-Employee Director Options granted in that year shall be immediately exercisable.

(e) Duration. Except as otherwise provided in this Section, each Non-Employee Director Option shall be for a term of 10 years. The Committee may not provide for an extended exercise period beyond the periods set forth in this Section.

     12.  Release of Financial Information.  A copy of the
Company's annual report to stockholders shall be delivered to each Participant if and at the time any such report is distributed to the Company's stockholders. Upon request, by any Participant, the Company shall furnish to such Participant a copy of its most recent annual report and each quarterly report and current report filed under the Exchange Act since the end of the Company's prior fiscal year.

     13. Termination and Amendment of the Plan. The Plan shall terminate on the day preceding the tenth anniversary of its effective date, except with respect to Awards outstanding on such date, and no Awards may be granted thereafter. The Board may sooner terminate or amend the Plan at any time, and from time to time; provided, however, that, except as provided in Section 9 hereof, no amendment shall be effective unless approved by the stockholders of the Company where stockholder approval of such amendment is required (a) to comply with Rule 16b-3 under the Exchange Act or (b) to comply with any other law, regulation or stock exchange rule. Notwithstanding anything in this Section 13 to the contrary, subsequent to the registration of a class of equity securities of the Company under Section 12 of the Exchange Act, Section 11 relating to Options for Non Employee Directors shall not be amended more than once in any six-month period, other than to comport with changes in the Code, the Employee
Retirement Income Security Act of 1974, as amended, or the rules or regulations thereunder.

     Except as provided in Section 9 hereof, rights and obligations under any Award granted before any amendment of the Plan shall not be adversely altered or impaired by such amendment, except with the consent of the Participant.

     14. Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     15. Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

(a) give any employee any right to be granted an Award other than at the sole discretion of the Committee;

(b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

(c) limit in any way the right of the Company or its Parent or Subsidiaries to terminate the employment of any person at any time; or

(d) be evidence of any agreement or understanding, expressed or implied, that the Company, its Parent or Subsidiaries, will employ any person in any particular position, at any particular rate of compensation or for any particular period of time.

 16. Regulations and Other Approvals; Governing
     Law.

(a) This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware.

(b)  The obligation of the Company to sell or deliver
Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(c) Any provisions of the Plan inconsistent with Rule l6b-3 under Exchange Act shall be inoperative and shall not affect the validity of the Plan.

(d) Except as otherwise provided in Section 13, the Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain for Participants granted Incentive Stock Options, the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

(e) Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

(f) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Participant receiving
Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such Participant are acquired for investment only and not with a view to distribution.

     17.  Miscellaneous.

(a) Multiple Agreements. The terms of each Award may differ from, other Awards granted under the Plan at the same time, or at any other time. The Committee may also grant more than one Award to a given Participant during the term of the Plan, either in addition to, or in substitution for, one or more Awards previously granted to that Participant. The grant of multiple Awards may be evidenced by a single Agreement or multiple Agreements, as determined by the Committee.

(b) Withholding of Taxes. The Company shall have the right to deduct from any payment of cash to any an amount equal to the federal, state and local income taxes and other amounts required by law to be withheld with respect to any Award. Notwithstanding anything to the contrary contained herein, if a Participant is entitled to receive Shares upon exercise of an Option or Stock
Appreciation Right, the Company shall have the right to require such Participant, prior to the delivery of such Shares, to pay to the Company the amount of any federal, state or local income taxes and other amounts that the Company is required by law to withhold. Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair
Market Value, on the date the tax is to be determined, equal to the amount required to be withheld. All elections shall be irrevocable, and be made in writing, signed by the Participant in advance of the day that the transaction becomes taxable. The Agreement evidencing any Incentive Stock Options granted under this Plan shall provide that if the Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to such Participant's exercise of the Incentive Stock Option, and such disposition occurs within the two-year period commencing on the day after the date of grant of such Option or within the one-year period commencing on the-day after the date of transfer of the Share or Shares to the Participant pursuant to the exercise of such Option, such Participant shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of federal, state or local income taxes and other amounts that the Company informs the Participant the Company is required to withhold.

(c) Designation of Beneficiary. Each Participant may, with the consent of the Committee, designate a person or persons to receive in the event of such Participant's death, any Award or any amount of Shares payable pursuant thereto, to which such Participant would then be entitled. Such designation shall be made upon forms supplied by and delivered to the Company and may be revoked or changed in writing. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant s death, the Company shall deliver such Options, Stock Appreciation Rights,
Restricted Stock and/or amounts payable to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Options, Stock Appreciation
Rights, Restricted Stock and/or amounts payable to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(d) Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

(e) Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(f) Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

 18. Effective Date. The effective date of the Plan is June 21, 1995.